SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 2, 2006
                        (Date of Earliest Event Reported)

                             PLAN A PROMOTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                               Commission File No.
                                     0-51638

                             Plan A Promotions, Inc.
                            ------------------------
           (Name of Small Business Issuer as specified in its charter)

        UTAH                                        16-1689008
        ----                                        -----------
(State or other jurisdiction of                  (Employer I.D. No.)
       organization)

                              3010 Lost Wood Drive
                                Sandy, Utah 84092
                                -----------------
                     (Address of Principal Executive Office)

 Issuer's Telephone Number, including Area Code:  (801) 231-1121

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)  Yes  X    No              (2)  Yes  X      No
         ----     ----                  ----         ----
Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes |_| No |X|

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes |X| No |_|

Item 8.01.   Other Events.

     Plan A Promotions, Inc. (the "Registrant") is a value-added reseller, specializing in promotional merchandise and apparel, employee recognition and incentive programs, business gifts and marketing expertise. The Company provides its targeted customers-which include corporations, non-profit organizations, schools, and education associations with over 500,000 promotional and marketing products.

     In response to the Securities and Exchange Commission's Release No. 33-8587, the Registrant has elected to mark "yes," on all future filings, as to whether the Registrant is a shell company. The Registrant's election is based solely on the Securities and Exchange Commission's definition of a shell company, as defined in Rule 12b-2 of the Exchange Act. The Securities and Exchange Commission defines a "shell company" as a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.

     For the quarter ended June 30, 2006, the Registrant had $14,471 in assets and $7,868 in liabilities. As of June 30, 2006, the Registrant had generated $8,969 in revenues since inception, December 12, 2003, and accumulated $29,951 in operating expenses in the same period. Furthermore, the Registrant has not been able to generate positive cash flow from operations since inception. These factors raise substantial doubt the Registrant's ability to continue as a going concern. However, the Registrant's plan of operations is to continue to seek expansion opportunities with its current business operations and grow its customer base. If the Registrant is able to expand its business operations the Registrant may deem its operations are no longer considered nominal and elect to mark "no" as to whether the Registrant is a shell company.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PLAN A PROMOTIONS, INC.


Date: 11/03/06                      /S/ ALYCIA ANTHONY
     ---------------                --------------------------------------
                                    ALYCIA ANTHONY, PRESIDENT AND DIRECTOR